UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 20, 2009
NEWBRIDGE BANCORP
(Exact Name of Registrant as specified in its charter)

North Carolina	000-11448	56-1348147
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400,
Greensboro North Carolina	27410
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (336) 369-0900
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX	Page

ITEM 8.01. OTHER EVENTS.	3
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.	3
SIGNATURES	4
EX 99-1

ITEM 8.01. OTHER EVENTS.
On May 20, 2009, NewBridge Bancorp (the “Company”), the parent company of NewBridge Bank, Greensboro, North Carolina, announced election of Michael Albert as Chairman of the Board of Directors of NewBridge Bancorp. A copy of the Company’s press release making this announcement is attached as Exhibit 99.1 and incorporated by reference into this Item 8.01.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
  (c) Exhibits.
The following exhibit is being provided solely for the purposes of providing disclosure pursuant to Item 8.01 – Other Events.

Exhibit No.	Description of Exhibit
99.1	Press release of NewBridge Bancorp dated May 22, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWBRIDGE BANCORP
By:	/s/ Ramsey K. Hamadi
Ramsey K. Hamadi
Chief Financial Officer Dated: May 22, 2009

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release of NewBridge Bancorp dated May 22, 2009